UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2021 (December 16, 2021)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	PBCT	NASDAQ Global Select Market
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	PBCTP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on December 16, 2021 by remote communication.

(b) There were 428,024,973 shares of common stock entitled to vote at the Annual Meeting, of which 345,516,436 shares were present remotely or by proxy. Shareholders voted on the following matters at the Annual Meeting:

1. Election of eleven directors. The results of the election of the eleven nominees for director are indicated below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Barnes	273,596,076	16,705,350	1,213,639	54,001,371
Collin P. Baron	273,656,146	16,462,073	1,396,846	54,001,371
George P. Carter	153,868,639	136,486,002	1,160,424	54,001,371
Jane Chwick	214,308,946	75,778,667	1,427,452	54,001,371
William F. Cruger, Jr.	276,944,791	12,976,173	1,594,101	54,001,371
John K. Dwight	278,866,907	11,026,405	1,621,753	54,001,371
Jerry Franklin	227,373,446	62,698,334	1,443,285	54,001,371
Janet M. Hansen	229,982,904	60,147,058	1,385,103	54,001,371
Nancy McAllister	284,657,728	5,320,159	1,537,178	54,001,371
Mark W. Richards	275,114,040	14,777,618	1,623,407	54,001,371
Kirk W. Walters	274,801,148	15,370,453	1,343,464	54,001,371

2. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Holders of a majority of the Company’s shares present remotely or by proxy and entitled to vote at the Annual Meeting gave advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement. 252,956,463 votes were cast for the proposal; 33,944,338 votes were cast against the proposal; and 4,614,264 shares abstained from voting on the proposal. There were 54,001,371 broker non-votes with respect to the proposal.

3. Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2021. 338,779,885 votes were cast for the proposal; 5,734,999 votes were cast against the proposal; and 1,001,552 shares abstained from voting on the proposal. There were no broker non-votes with respect to the proposal.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: December 20, 2021	By:	/s/ John B. Eagan
(Signature)
	Name:	John B. Eagan
	Title:	Sr. Vice President and Assistant Secretary

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